SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 14, 2001
                                 --------------


                           RHBT FINANCIAL CORPORATION
                           --------------------------
                           (Exact name of registrant
                          as specified in its charter)




     South Carolina                000-26905               58-2482426
 -------------------------------------------------------------------------------
     (State or other               (Commission          (I.R.S. Employer
     jurisdiction of               File Number)         Identification No.)
     incorporation)




         315 East Main Street, Rock Hill, South Carolina           29730
      ------------------------------------------------------------------------
        (Address of principal executive offices)                 (Zip Code)




       Registrant's telephone number, including area code: (803) 324-2500
                                                           --------------


                                       N/A
         -------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 5.  OTHER EVENTS.

         RHBT Financial Corporation and Ridgeway Bancshares, Inc. announced on March 14, 2001, that they have agreed to suspend their merger plans. A copy of the Company's press release regarding this matter is filed as an exhibit to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) The following information is filed as an exhibit to the Current Report on Form 8-K:


Exhibit No.                  Description
----------                   -----------

99.1                         Press release issued March 14, 2001


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                                   SIGNATURES




         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        RHBT FINANCIAL CORPORATION


                                        By: /s/ James A. Ferguson
                                            ------------------------------------
                                                James A. Ferguson
                                             President & Chief Executive Officer

Dated: March 15, 2001

                                  Exhibit Index
                                  -------------


         Exhibit No.            Description
         ----------             -----------

             99.1               Press release issued March 14, 2001